SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                              ---------------


                                  FORM 8-K



               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                             February 28, 2002
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              Date of Report (Date of Earliest Event Reported)



                                ZiLOG, Inc.
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           (Exact name of Registrant as specified in its charter)





        Delaware                    001-13748                   13-3092996
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(State of Incorporation)      (Commission file number)       (I.R.S. Employer
                                                             Identification No.)


                              532 Race Street
                         San Jose, California 95126
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        (Address of principal executive offices, including zip code)



                               (408) 558-8500
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            (Registrant's telephone number, including area code)




ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On February 28, 2002 the Registrant filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Northern District of California. The case is entitled In re ZiLOG, Inc. and ZiLOG-Mod III, Inc. 02-51143 MM. The filing is intended to allow the Registrant to remain in possession of its assets and properties, and the Registrant's existing directors and officers will continue to oversee operation of the Registrant's business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court over matters outside the ordinary course of business.

         A copy of the Registrant's press release dated March 1, 2002, announcing the filing is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibit is filed herewith:

         99.1        Press Release dated March 1, 2002.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2002

                                  ZILOG, INC.


                                  By: /s/ DANIEL M. JOCHNOWITZ
                                      ---------------------------------------
                                      Daniel M. Jochnowitz,
                                      Vice President, General Counsel
                                        and Secretary







                                                                  Exhibit 99.1


                  ZiLOG RECEIVES UNANIMOUS SUPPORT FOR ITS
                 PREPACKAGED REORGANIZATION PLAN Expects to
                    Emerge Quickly as a Stronger Company
          Plan Provides for No Disruption to Employees, Customers,
                      Suppliers and Overall Operations


San Jose, CA (March 1, 2002) -- ZiLOG,(R) Inc., the Extreme Connectivity(TM) Company, today announced that it received 100 percent approval from the required majority of holders of its 9 1/2 percent Senior Secured Notes and of its preferred stock to proceed with the Company's prepackaged reorganization plan. ZiLOG yesterday filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code to gain final approval of the prepackaged plan. The filing was made in the U.S. Bankruptcy Court in San Jose, California. Because its voting noteholders and preferred shareholders unanimously voted to accept the plan, ZiLOG expects to quickly emerge from Chapter 11.

"Yesterday's legal filing is a significant step for ZiLOG," said Jim Thorburn, ZiLOG's Chairman and Chief Executive Officer. "Our undisputed bondholder support indicates that the debt to equity exchange is the right step for ZiLOG and creates a capital structure that will allow the Company to Focus on its core business and grow."

With yesterday's filing, ZiLOG also filed a variety of "first-day motions" that would allow the Company to conduct business as usual with its customers, employees and suppliers and to maintain its existing cash management systems.

The Chapter 11 filing includes only ZiLOG and its wholly owned subsidiary, ZiLOG-MOD III, Inc. ZiLOG's non-U.S. subsidiaries, including those in Europe and Asia, are not part of or impacted by the filing.

Yesterday's action follows an agreement in principle, announced last November, with certain key holders of its 9 1/2 percent Senior Secured Notes to support the Company's recapitalization plan.

"ZiLOG has significantly improved its operational performance over the last year and is now showing strong EBITDA results," Thorburn said. "And we have focused our business on innovative, high value microcontroller, microprocessor and wireless semiconductor products, shipping the first products in our new eZ80 Webserver and our UltraSlim IrDA transceiver families."

Under the reorganization plan, the Company's unsecured creditors, including its trade creditors, will be paid in full, in the ordinary course of business. The Senior Noteholders will receive stock in the reorganized Company in exchange for their notes, and all existing debt and equity securities of the Company will be cancelled.

                                  - more -



The Offering Memorandum and Disclosure Statement, which was approved by the noteholders and holders of the Company's preferred stock, was filed with the Court yesterday and describes the proposed distributions. Upon confirmation of the plan by the court, a new capital structure will relieve the Company of $280 million in debt and the associated debt service cost allowing it to focus the Company's resources to the growth of its business. As part of the plan, ZiLOG will not make any further interest payments on its Senior Notes, including the interest payment due March 1, 2002.

The Company retained Skadden, Arps, Slate, Meagher & Flom LLP in Los Angeles as its Chapter 11 counsel. Lazard Freres & Co., LLC advised the Company in connection with negotiations with its bondholders and the formulation of the plan.

About ZiLOG, Inc.

ZiLOG, Inc. designs, manufactures and markets semiconductors for the communications and embedded control markets, providing leading connectivity, and consumer and industrial control solutions. Headquartered in San Jose, Calif., ZiLOG employs approximately 800 people worldwide. ZiLOG maintains design centers in San Jose, Calif.; Ft. Worth, Texas; Nampa, Idaho; Seattle, Wash.; and Bangalore, India; manufacturing in Nampa; and test operations in Manila, Philippines.

                                    # # #

Copyright (C) 2002 ZiLOG, INC. ZiLOG is a registered trademark of ZiLOG, Inc. in the United States and in other countries. All other product and or service names mentioned herein may be trademarks of the companies with which they are associated.

Some statements contained in this press release that are not historical facts may be forward-looking statements subject to risks and uncertainties that could cause our actual results and financial position to differ materially from these statements. These forward looking statements are identified by terms and phrases such as "anticipates," "believes," "intends," "estimates," "expects" and similar expressions and include both our ability to complete and the timing of completion of our restructuring. Our actual results could vary materially from the results projected by these forward-looking statements based on a variety of factors. For example, our ability to complete our restructuring is subject to certain conditions which we have not yet satisfied, including finalizing the terms of a line of credit with our senior lender and obtaining an additional $10 million line of credit. Other factors more fully discussed in the Company's filings with the SEC may also cause our actual results to differ materially from the forward-looking statements contained in this press release. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any statements to reflect any change in the Company's expectations or any change of events, conditions or circumstances on which any such statement is based.

For More Information
--------------------
Perry Grace
Chief Financial Officer
ZiLOG, Inc.
408-558-8409
pgrace@zilog.com